中华人民共和国

国有土地使用证

芜开(工)国用（2011）第 024 号

土地使用权人	德尔科技（安徽）有限公司			
座落	开发区东区淮河路西侧			
地号		图号		
地类（用途）	工业用地	取得价格		
使用权类型	出让	终止日期	伍拾年（自 2011 年 01 月 28 日起算）	
使用权面积	150223.81 M^2	其中	独用面积	M^2
			分摊面积	0.00 M^2

根据《中华人民共和国宪法》、《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》等法律法规，为保护土地使用权人的合法权益，对土地使用权人申请登记的本证所列土地权利，经审查核实，准予登记，颁发此证。

芜湖市人民政府（章）

2011 年 4 月 15 日